Exhibit 4.7

COMMON SHARES

0501

THIS CERTIFICATE IS TRANSFERABLE IN CLEVELAND, OHIO AND NEW YORK, NEW YORK

RETAIL Ventures Inc

INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

COMMON SHARES

CUSIP 76128Y 10 2

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

SPECIMEN

is the owner of

FULLY PAID AND NONASSESSABLE COMMON SHARES WITHOUT PAR VALUE OF

Retail Ventures, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers.

DATED:

SECRETARY

CHAIRMAN

COUNTERSIGNED AND REGISTERED:
National City Bank
(Cleveland, Ohio)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

Retail Ventures, Inc.
     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS WITHIN FIVE DAYS AFTER RECEIPT OF SUCH REQUEST, A STATEMENT OF THE EXPRESS TERMS OF EACH CLASS AND OF EACH SERIES OF EACH CLASS OF SHARES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE. SUCH REQUEST SHOULD BE IN WRITING AND ADDRESSED TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT–	Custodian
TEN ENT	–	as tenants by the entireties		(Cust) (Minor)
JT TEN	–	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants		Act
		in common		(State)
Additional abbreviations may also be used though not in the above list.
For Value Received,                                                              HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE PRINT OR INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS

SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

ATTORNEY,
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

Dated:	Signature(s):

NOTICE: THE SlGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK, TRUST COMPANY, SAVINGS ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM.